Eaton Vance California Limited Maturity Municipals Fund
              Eaton Vance Florida Limited Maturity Municipals Fund
           Eaton Vance Massachusetts Limited Maturity Municipals Fund
              Eaton Vance National Limited Maturity Municipals Fund
             Eaton Vance New Jersey Limited Maturity Municipals Fund
              Eaton Vance New York Limited Maturity Municipals Fund
                Eaton Vance Ohio Limited Maturity Municipals Fund
            Eaton Vance Pennsylvania Limited Maturity Municipals Fund

               Supplement to Statements of Additional Information
                              dated August 1, 2001




The following replaces the last paragraph under "Investment Restrictions":

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund or Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service, will not compel a Fund or Portfolio to dispose of such security or other asset.





December 1, 2001